MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     Merrill Lynch Retirement Series Trust
                        Supplement dated April 20, 2000
                     to Prospectus Dated February 1, 2000


     Effective June 5, 2000, Merrill Lynch Asset Management will discontinue offering the check writing privilege within the Merrill Lynch Retirement Reserves Money Fund. No new applications for check writing privileges will be accepted by the Fund's Transfer Agent, Financial Data Services, Inc., beginning on that date.

     Shareholders who already have check writing privileges as of the effective date may continue to write checks until further notice.



Code # 10093-0200ALL